SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 1, 2002
          -------------------------------------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
         ---------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
              -----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                              001-8368 51-0228924
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            (Commission File No.) (IRS Employer Identification No.)


1301 Gervais Street, Suite 300, Columbia, South Carolina                   29201
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(Address of principal executive offices)                              (zip code)

                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a)       (i)       On August 1, 2002, the Company dismissed Arthur Andersen LLP as its independent accountants.

          (ii) The reports of Arthur Andersen LLP on the financial statements of the Company for each of the past two years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles other than the issue as to whether the Registrant will continue as a going concern and with respect to the Registrant not presenting quarterly financial data for the fiscal years ended August 31, 2000 and prior, that the Securities and Exchange Commission requires to supplement, although not required to be part of, the basic financial statements. (See also paragraph (v) below).

          (iii) The decision to change accountants was recommended by the Audit Committee of the Company's Board of Directors, and was approved by the Company's Board of Directors.

          (iv) During the Company's two most recent fiscal years and through the date of this report, there have not been any disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements of the Company for such periods.

          (v) During the Company's two most recent fiscal years and through the date of this report, there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K, except as follows:

                    Management has identified numerous critical issues which may require resolution prior to the Company's emergence from its reorganization proceedings. The Company has identified material deficiencies in many of its financial systems, processes and related internal controls and has commenced efforts to correct these conditions. During October 2000, Arthur Andersen LLP reported to the Audit Committee of the Board of Directors that the Company had material weaknesses in its internal controls and that these conditions would be considered in determining the nature, timing and extent of their audit tests for fiscal years 1997 through 2000. During September 2001 and March 2002, Arthur Andersen LLP reported to the Audit Committee that the identified material weaknesses continued to exist and would be considered in determining the nature, timing and extent of their audit tests for fiscal year 2001.


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                    The  Company  continues  the  process  of  correcting  these conditions by filling key financial accounting and reporting positions in the organization, adding information technology controls and improving its financial system and processes. The Company intends to continue to utilize substantial
                    internal  and  external   resources  to   supplement   these
                    initiatives until it is satisfied that its internal controls no longer contain material weaknesses. The Company cannot estimate, at this time, how long it will take to completely
                    develop  and   establish   an  adequate   internal   control
                    environment.

          (vi) The Company requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Arthur Andersen LLP has informed the Company that it is not able to respond to the Company's filing stating whether it agreed.

(b)       (i)       Subject  to the  approval  of the United  States  Bankruptcy
                    Court for the  District of  Delaware,  Deloitte & Touche LLP
                    has  been  engaged  by the  Company  as its new  independent accountant  to audit  the  Company's  financial  statements, effective as of August 1, 2002.  Prior to the  engagement of
                    Deloitte & Touche LLP,  the Company had not  consulted  with
                    Deloitte  & Touche LLP  during  its two most  recent  fiscal years and  through  the date of this  report  regarding  (A)
                    either  the  application  of  accounting   principles  to  a
                    specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (B) the subject of either a disagreement or a reportable event described in Paragraph (a) (v) above.




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                                    Signature

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 2, 2002              SAFETY-KLEEN CORP.

                                     By:  /s/ James K. Lehman
                                         ---------------------
                                         Senior Vice President, General Counsel
                                         and Secretary